UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 12, 2026

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:

3rd Floor

1 Ashley Road

Altrincham

Cheshire WA14 2DT

United Kingdom

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 (617) 468-5770

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Scheme Meeting and Company GM

On June 12, 2026, Centessa Pharmaceuticals plc (the “Company” or “Centessa”) held a meeting of shareholders convened with the permission of the High Court of Justice of England and Wales (the “Court” and, such meeting, the “Scheme Meeting”) and a general meeting of shareholders (the “Company GM” and, together with the Scheme Meeting, the “Shareholder Meetings”), in each case in connection with the previously announced transaction whereby LDH XV Corporation, a Delaware corporation and direct wholly owned subsidiary of Eli Lilly and Company, an Indiana corporation (“Parent” or “Lilly”), will acquire the entire issued and to be issued share capital of Centessa (the “Acquisition”), by means of a court-sanctioned scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement”).

At the Shareholder Meetings, all of the resolutions set forth in each of the Notice of Scheme Meeting and Notice of Company GM sent to shareholders and included in the Company’s definitive proxy statement filed on May 7, 2026 (the “Transaction Proxy”) with the Securities and Exchange Commission (the “SEC”) under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), were duly proposed and passed. Any terms used in this Current Report on Form 8-K but not defined herein shall have the terms given to them in the Transaction Proxy.

As of 6:00 p.m. (U.K. time) on June 10, 2026, the voting record time for the Shareholder Meetings, there were 154,731,309 ordinary shares outstanding carrying one vote each and entitled to vote at the Shareholder Meetings. Holders of 126,676,463 ordinary shares of the Company were represented in person or by proxy at the Scheme Meeting. Holders of 126,676,463 ordinary shares of the Company were represented in person or by proxy at the Company GM, which constituted a quorum for purposes of the Company GM. All votes at both the Scheme Meeting and the Company GM were conducted by poll.

The final voting results for each of the proposals submitted to a vote of Centessa’s shareholders at the Scheme Meeting and the Company GM are set forth below.

Scheme Meeting

Scheme Proposal: To approve and give effect to the Scheme of Arrangement.

Centessa’s shareholders approved the Scheme Proposal with the following voting results:

For	Against
126,653,456	23,007

In addition, of the seven shareholders of record voting on the proposal, all seven shareholders, or 100%, voted in favor of the proposal and no shareholders voted against the proposal. Accordingly, the votes cast for the proposal represent a majority in number representing not less than 75% in value of the members present and voting (either in person or by proxy) at the Scheme Meeting.

Company GM

Company Shareholder Resolution: To (i) authorize the board of directors of the Company (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect, including (but not limited to) delivering the Court Order to the Registrar of Companies in England and Wales if the Court Order is obtained and (ii) with effect from the passing of this resolution, amend the Company Articles as set out in the Notice of Company GM.

Centessa’s shareholders approved the Company Shareholder Resolution with the following voting results:

For	Against	Withheld
126,658,949	11,515	5,999

Annual General Meeting

Additionally, on June 12, 2026, the Company held its 2026 Annual General Meeting (the “Annual General Meeting”). Proxies were solicited pursuant to the Company’s definitive proxy statement filed on April 29, 2026 with the SEC under Section 14(a) of the Exchange Act. As of 2:30 p.m. (U.K. time) on June 10, 2026, the voting record time for the Annual General Meeting, there were 154,731,309 ordinary shares outstanding carrying one vote each and entitled to vote at the Annual General Meeting. The number of ordinary shares present or represented by valid proxy at the Annual General Meeting was 134,569,251, thus establishing a quorum for the Annual General Meeting.

All matters submitted to a vote of the Company’s shareholders at the Annual General Meeting were approved and the director nominees were elected. The voting results reported below are final.

Ordinary Resolutions	For	Against	Withheld	Broker Non-Votes
To re-appoint as a director Carol Stuckley, M.B.A., who retires by rotation in accordance with the Company’s articles of association.	123,881,793	274,511	10,412,947	—
To re-appoint as a director Brett Zbar, M.D., who retires by rotation in accordance with the Company’s articles of association.	122,561,168	1,595,173	10,412,910	—
To re-appoint as a director Mathias Hukkelhoven, Ph.D., who retires by rotation in accordance with the Company’s articles of association.	105,704,743	18,450,673	10,413,835	—
To re-appoint KPMG LLP, a United Kingdom entity, as U.K. statutory auditors of the Company, to hold office until the conclusion of the next meeting at which the Company’s annual accounts and reports are laid before the Company.	134,492,051	65,007	12,193	—
To ratify the re-appointment of KPMG LLP, a Delaware limited liability partnership, as the Company’s independent registered public accounting firm, for the financial year ending December 31, 2026.	134,537,341	19,714	12,196	—
To authorise the Audit Committee to determine the Company’s auditors’ remuneration for the financial year ending December 31, 2026.	124,157,280	1,696	10,410,275	—
To receive and adopt our U.K. statutory annual accounts and reports for the financial year ended December 31, 2025 and to note that the Company’s directors do not recommend the payment of any dividend for the financial year ended December 31, 2025.	124,153,562	5,584	10,410,105	—
To receive and approve, on an advisory basis, the Company’s U.K. statutory directors’ remuneration report for the financial year ended December 31, 2025.	123,867,879	225,071	10,476,301	—

Item 8.01	Other Events.

Court Sanction Hearing Timing and Attendance

The hearing at which the Court will be asked to sanction the Scheme of Arrangement (the “Court Sanction Hearing”) is currently scheduled for June 22, 2026 and will be held at The Royal Courts of Justice, The Rolls Building, 7 Rolls Buildings, London EC4A 1NL, United Kingdom. Details of the Court Sanction Hearing will be available on the Court service website on the day before the Court Sanction Hearing. Holders of ordinary shares in the Company are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.

UK Takeover Code Does Not Apply

Centessa Pharmaceuticals plc is not a company subject to regulation under the United Kingdom City Code on Takeovers and Mergers (the “UK Takeover Code”), therefore no dealing disclosures are required to be made under Rule 8 of the UK Takeover Code by shareholders of the Company or Parent.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including with respect to the Acquisition. Such forward-looking statements include, but are not limited to, statements regarding: the Acquisition; the parties’ ability to satisfy the conditions to the consummation of the Acquisition, including in connection with obtaining the Court approvals, and the expected timetable for the Acquisition; and the anticipated occurrence, manner and timing of the closing of the Acquisition. All statements other than statements of historical facts are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on current beliefs and expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements.

These risks and uncertainties include, but are not limited to: the Scheme of Arrangement implementing the Acquisition is not sanctioned by the Court; a condition to closing of the Acquisition may not be satisfied (or waived); the ability of each party to consummate the Acquisition; the closing of the Acquisition might be delayed or not occur at all; the diversion of management time and attention from ongoing business operations and opportunities; the response of competitors to the Acquisition; the effect of the Acquisition on the Company’s operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; the outcome of any legal proceedings that could be instituted against the parties to the Acquisition; the risks inherent in drug research, development and commercialization; disruption in the Company’s plans and operations attributable to the Acquisition; changes in the Company’s business during the period between announcement and closing of the Acquisition; the effects of the Acquisition on the Company’s share price; the risks related to non-achievement of any milestone and that holders of the CVRs will not receive any payments in respect of the CVRs; relationships with key third parties or governmental entities; regulatory changes and developments; and the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures, and similar restrictions. For further discussion of these and other risks and uncertainties, see the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2026, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC and in other filings that the Company makes with the SEC in the future. There can be no assurance that the Acquisition will be consummated in the anticipated timeframe or at all, that any event, change or other circumstance that could give rise to the termination of the definitive agreement for the Acquisition will not occur or that any product candidates will be approved on anticipated timelines or at all. All forward-looking statements in this Current Report are based on information available to the Company as of the date of this Current Report. The Company expressly disclaims any obligation to publicly update or revise the forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026

CENTESSA PHARMACEUTICALS PLC

By:	/s/ Iqbal Hussain
Name:	Iqbal Hussain
Title:	Chief Legal Officer, Chief Compliance Officer and Company Secretary